Exhibit 99.2 Q4 2024 Earnings Presentation January 17, 2025

2 Safe & Sound Customer Centric • Full suite of retail banking, commercial banking, and wealth product offerings • Relationship-oriented commercial lending with strong local market knowledge and presence • Exceptional third party customer service recognition in both commercial and retail • Strong brand awareness and reputation Attractive Market • Top performing MA-based bank with scale and density • Supported by strong economic growth and vitality in key markets served • Depth of market offers opportunities for continued growth • The Enterprise acquisition adds density to existing markets and expands the Rockland franchise into Northern MA and Southern NH Strong, Resilient Franchise; Well Positioned for Growth High Performing • Consistent, strong profitability • Focused on maintaining good margins • Fee income contribution from scalable wealth franchise • Efficient cost structure focused on operating leverage • History of organic capital generation • Strong balance sheet • Prudent interest rate and liquidity risk management • Significant capital buffer • Diversified, low-cost deposit base • Experienced commercial lender with conservative credit culture • Proven operator and acquiror Company Overview

Q4 2024 Financial Highlights

INDEPENDENT BANK CORP.

Key Metrics

($ in millions, except per share)

	Q4'24	Q4'24 Operating[(1)]	Q3'24	Q4'23
Net Income	**$50.0**	$51.4	$42.9	$54.8
Diluted EPS	**$1.18**	$1.21	$1.01	$1.26
ROAA	**1.02%**	1.05%	0.88%	1.13%
ROACE	**6.64%**	6.82%	5.75%	7.51%
ROATCE[(3)]	**9.96%**	10.23%	8.67%	11.50%
Net Interest Margin	**3.33%**	3.31%[(2)]	3.29%	3.38%

(1) See Appendix A for reconciliation of reported key metrics (GAAP) to operating key metrics (non-GAAP).

(2) Operating net interest margin represents core net interest margin, a non-GAAP measure. See Appendix B for a reconciliation of core net interest margin to reported net interest margin under GAAP.

(3) Return on average tangible common equity (ROATCE) is a non-GAAP measure. See Appendix A for additional information.

(4) Tangible book value per share is a non-GAAP measure. See Appendix C for additional information.

Highlights

- **Solid loan growth (4.1% annualized)**
- **Core net interest margin expansion of 2 bps to 3.31%[(2)]**
- **Stable nonperforming assets and reduced provision levels**
- **Average deposit growth (2.8% annualized)**
- **Tangible book value per share growth of $0.39 [(4)]**

3

4 ($ in millions) Period Ended $ Increase (Decrease % Increase (Decrease)Deposit Product Type Dec 31, 2024 Sep 30, 2024 Noninterest-bearing demand deposits $ 4,391 $ 4,520 $ (129) (2.9)% Savings and interest checking 5,208 5,188 20 0.4% Money market 2,960 2,970 (10) (0.3)% Time certificates of deposit 2,747 2,763 (16) (0.6)% $ 15,306 $ 15,441 $ (135) (0.9)% Average Deposit Balances $ 15,455 $15,346 $109 0.7% $ in b ill io ns Average Balances and Cost of Deposits 14.7 15.0 15.3 15.5 1.48% 1.65% 1.74% 1.65% Deposits Cost of deposits Q1 2024 Q2 2024 Q3 2024 Q4 2024 0.0 5.0 10.0 15.0 0.00% 0.50% 1.00% 1.50% Deposit Composition Consumer 55.4% Business 36.8% Municipal 7.8% Deposit Balances

5 ($ in millions) Period Ended $ Increase (Decrease) % Increase (Decrease)Loan Category Dec 31, 2024 Sep 30, 2024 Commercial and industrial* $ 3,048 $ 2,947 $ 101 3.4% Commercial real estate* 6,756 6,793 (37) (0.5)% Commercial construction 782 742 40 5.4% Small business 282 270 12 4.4% Total commercial 10,868 10,752 116 1.1% Residential real estate 2,461 2,442 19 0.8% Home equity - first position 490 498 (8) (1.6)% Home equity - subordinate positions 650 632 18 2.8% Total consumer real estate 3,601 3,572 29 0.8% Other consumer 39 37 2 5.4% Total loans $ 14,508 $ 14,361 $ 147 1.0% *At December 31, 2024, the Company reclassified its portfolio of loans secured by owner-occupied commercial real estate to the commercial and industrial loan category to reflect the variation in the management and underlying risk profile of such loans compared with investor-owned commercial real estate loans. Prior periods were reclassified to conform to the current presentation. Loan Balances

6 Nonperforming Loans ($ in millions) $56.9 $57.5 $104.2 $101.5 0.40% 0.40% 0.73% 0.70% NPLs ($Mil) NPL/Loan % Q1 2024 Q2 2024 Q3 2024 Q4 2024 0.50% $0 $60 $120 Asset Quality Nonperforming Loans (as of 12/31/2024) ($ in millions) Loan Category Industry Balance Charge-off Specific Reserve Top 5 NPLs: Commercial real estate Office - Class A $53.8 $— $26.3 Commercial real estate Office - Class A 11.7 — 7.0 Commercial & industrial Equip Rental 11.7 5.9 — Commercial real estate Office - Class A 7.2 2.8 — Commercial & industrial Warehouse/ Industrial 1.9 — — (1) Represents balance net of charge-off Commercial Criticized & Classified Loans ($ in millions) $558.3 $578.1 $567.4 $502.9 $486.35.21% 5.36% 5.25% 4.68% 4.47% Criticized & Classified Loans Criticized & Classified Loans as a % of Total Commercial Loans Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Asset Quality (1) (1)

7 Charge-off and Provisioning Trends ($ in millions) $0.3 $0.3 $6.7 $1.2 $5.0 $4.3 $19.5 $7.5 0.01% 0.01% 0.18% 0.03% Net Charge-offs Provision for Credit Losses Annualized Charge-off Rate Q1 2024 Q2 2024 Q3 2024 Q4 2024 $0.0 $10.0 $20.0 0.00% 0.10% 0.20% Allowance for Credit Loss & Delinquency Trends 1.03% 1.05% 1.14% 1.17% 0.52% 0.37% 0.33% 0.60% Allowance for Credit Losses/Total Loans Delinquent Loans/Total Loans Q1 2024 Q2 2024 Q3 2024 Q4 2024 0.00% 0.50% 1.00% Asset Quality (continued)

8 95% CRE & Construction Portfolio $7.5 billion Multi-Family - 26.7% Residential - Related - 14.2% Office - 14.2% Mixed-Use Office - 1.8% Industrial/ Warehouse - 10.4% Lodging - 10.4% Retail - 17.8% Healthcare - 1.6% Other - 2.9% C&I Portfolio $3.0 billion Retail Trade - 21.0% Real Estate/Rental and Leasing - 12.6% Construction - 8.9% Health Care and Social Assistance - 8.3% Wholesale Trade - 8.2% Manufacturing - 7.5% Accommodation and Food Services - 5.7% Educational Services - 5.5% All Other (11 Sectors) - 22.3% Consumer Portfolio $3.6 billion Residential real estate - 67.5% Home equity - first position - 13.5% Home equity - subordinate positions - 17.9% Other consumer - 1.1% $7.5 $7.5 $7.5 $7.5 318% 306% 307% 305% CRE CRE/Capital * Q1 2024 Q2 2024** Q3 2024 Q4 2024 $0.0 $4.0 $8.0 300% 325% 350% ($Bil) *Rockland Trust Bank only. Ratio for Q4 2024 is an estimated number **Includes reclassification of $170 million out of CRE Loan Portfolios

9 Top 20 Borrowers All Others Total Portfolio ($ in millions) Total Avg Loan ($ in millions) Total Avg Loan ($ in millions) Total Avg Loan Class A $320.1 $32.0 Class A $173.8 $6.4 Class A $493.9 $13.3 Class B/C 193.3 21.5 Class B/C 269.8 1.9 Class B/C 463.1 3.1 Medical 26.5 26.5 Medical 87.1 4.0 Medical 113.6 4.9 $539.9 $27.0 $530.7 $2.8 $1,070.6 $5.1 Criticized $15.7 Criticized $38.6 Criticized $54.3 Classified (perf) 51.6 Classified (perf) 8.6 Classified (perf) 60.2 Nonperforming 53.6 Nonperforming 18.9 Nonperforming 72.5 • Top 20 loans are actively managed • Majority is RTC originated, conservative underwriting • Primarily Massachusetts based • Approx. $289M came from acquisitions Maturity Schedule ($ in millions) Past Due 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 2027 2028+ Total Pass Rating $— $37.0 $22.0 $72.6 $12.4 $91.5 $157.9 $490.3 $883.7 Criticized — 3.2 — — 15.7 14.3 11.0 10.1 54.3 Classified 49.4 53.6 — — — 21.01 — 8.60 132.61 Total $49.4 $93.8 $22.0 $72.6 $28.1 $126.8 $168.9 $509.0 $1,070.6 % of Total 4% 9% 2% 7% 3% 12% 16% 47% 100% CRE & Construction Portfolio $7.5 billion Office ($1.07B) - 14.2% Other CRE & Construction - 85.8% Focal Point | CRE Office (inclusive of construction)

10 Multifamily Portfolio Period Ended ($ in millions) Dec 31, 2024 Sep 30, 2024 Total Balances $ 2,016.2 $ 1,983.8 Total Average Loan Size 2.8 2.7 Average Loan Size - Top 20 25.8 24.3 Average Loan Size - All Others 2.1 2.1 Asset Quality Criticized $ 0.5 —% $ 24.5 1.2% Classified (perf) 0.9 —% 0.9 —% Non-performing — —% — —% Composition Low Income Housing Tax Credit - 9.1% Residential Apart. - Affordable Housing >20% - 13.3% Residential Apart. - Market Rate - 47.0% Mixed Use, Primarily Residential - 30.6% Key Portfolio Characteristics • Strong Boston market asset class • 85% of portfolio Massachusetts based; 99% New England based • No delinquencies • Minimal exposure to luxury properties in Greater Boston Maturity Schedule 2025 2026 2027 2028+ Total ($) 6% 9% 3% 82% $2.016B Focal Point | Multifamily CRE

11 Net Interest Margin 3.23% 3.25% 3.29% 3.33% 3.21% 3.24% 3.29% 3.31% Reported NIM Core NIM* Q1 2024 Q2 2024 Q3 2024 Q4 2024 3.00% 3.20% 3.40% Total Loan Portfolio Rate Characteristics 43% 27% 30%Fixed Rate Floating Rate Variable Rate ($ in m ill io ns ) Time Deposit Maturities (and weighted average rate) $1,287 $1,126 $190 $77 $67 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2026+ $— $500 $1,000 ($ in m ill io ns ) Loan Hedging Maturities (and weighted average "receive fixed" SOFR rate) $50 $50 $50 $50 $400 $300 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2026 2027+ $— $200 $400 4.33% 3.89% 2.79% 2.89% 3.39% 2.46% Net Interest Margin Analysis 2.48% 2.02% 3.07% 2.87% 2.82% *Operating net interest margin represents core net interest margin, a non- GAAP measure. See Appendix B for a reconciliation of core net interest margin to reported net interest margin under GAAP.

12 One Year Net Interest Margin Roadmap Estimated Repricing Impact 25bp Cut Annualized Margin Impact Annualized Margin Impact Short Term (< 3 months) Cash 0bps (tied to Fed Funds) Floating loans: 27% Fixed rate hedges: (6%) (4-5bps) Net loans: 21% Core Deposits: Estimated 20% beta 4bps Time Deposits (< 3 month maturity): Estimated 80% beta 1-2bps FHLB overnight borrowings FHLB ST borrowings 0-1bps Subordinated Debt Total Short Term (< 3 months) ~1-2bps Short term (3-12 months) Time Deposits (3-12 month maturity): Estimated 80% beta ~2bps (driven by Fed Funds) Longer term - fixed rate repricing Cash flows (yield spread on new originations less repricing/ maturities) ~12-15bps (driven by 3-10 year indices) Securities: Assume 2.5% spread Loans: Assume 1.25% spread } }

13 Noninterest Income Noninterest Expense ($ in thousands) ($ in thousands) Q4 2024 Q3 2024 Q4 2024 Q3 2024 Deposit account fees $ 7,116 $ 6,779 Salaries and employee benefits $ 59,209 $ 60,108 Interchange and ATM fees 4,880 4,970 Occupancy and equipment expenses 13,399 12,734 Investment management and advisory 10,783 11,033 Data processing and facilities management 2,559 2,510 Mortgage banking income 1,055 972 FDIC assessment 2,588 2,628 Increase in cash surrender value of life insurance policies 2,152 2,006 Merger and acquisition expense 1,902 — Gain on life insurance benefits 194 — Other noninterest expenses 26,765 22,463 Loan level derivative income 439 1,125 Total noninterest expenses $ 106,422 $ 100,443 Other noninterest income 5,572 6,664 Total noninterest income $ 32,191 $ 33,549 Noninterest Income/Expense

14 $ in m ill io ns Assets Under Administration $6,804 $6,871 $7,161 $7,035 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $6,000 $6,500 $7,000 $7,500 ($ in thousands) Q4 2024 Q3 2024 % Change Assets under administration $7,035,315 $7,161,264 (1.8)% Asset based revenue 9,607 9,408 2.1% Other revenue: Retail commission revenue 760 1,053 Insurance commission revenue 90 316 Other advisory revenue 326 256 Total reported revenue $10,783 $11,033 (2.3)% Focal Point | Investment Management and Advisory

15 Available for Sale (AFS) Held to Maturity (HTM) Portfolio Composition at December 31, 2024 Book Value Fair Value Unrealized Gain/(Loss) Book Value Fair Value Unrealized Gain/(Loss) ($ in millions) U.S. government agency securities $ 230 $ 210 $ (20) $ — $ — $ — U.S. treasury securities 628 592 (36) 101 93 (8) Agency mortgage-backed securities 416 378 (38) 788 726 (62) Agency collateralized mortgage obligations 31 29 (2) 423 358 (65) Other 49 42 (7) 123 115 (8) Total securities $ 1,354 $ 1,251 $ (103) $ 1,435 $ 1,292 $ (143) Duration of portfolio 3.0 Years 4.3 Years Capital Impact ($ in millions) $ % of Tangible Assets Tangible capital (Non-GAAP) $ 1,996 10.86% Less: HTM unrealized loss, net of tax (104) Tangible capital adjusted for HTM $ 1,892 10.38% ($ in m ill io ns ) Projected Cash Flows $301 $630 $421 2025 2026 2027 $0 $250 $500 $750 Securities Portfolio

16 Overview of Enterprise Bancorp Acquisition Source: S&P Capital IQ Pro; Preliminary financial data as of the quarter ended 9/30/2024; Market data as of 12/6/2024 Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; See Appendix for Pro Forma Net income and EPS reconciliation. Pro Forma data is subject to various assumptions and uncertainties. For key financial assumptions, see slides 10 and 15 of the presentation materials previously furnished with the SEC as Exhibit 99.2 of Independent’s Form 8-K, dated December 9, 2024. Please also refer to “Disclaimer and Caution Regarding Forward-Looking Statements”. 1. Includes impact of subordinated debt raise; 18.2% GAAP EPS accretion excluding subordinated debt raise 2. Includes one electronic branch Pro Forma Combined Company $25Bn in Assets $20Bn in Deposits $19Bn in Loans $8.7Bn of Wealth AUM 151 Branches $3.6Bn Market Cap Financially Attractive Acquisition 16.2% GAAP EPS Accretion (2026E)1 Enterprise is a key addition to attractive Boston area franchise ~3 Yrs TBV Earnback >20% Internal Rate of Return (IRR) 1.14% Pro Forma ROAA (2026E) 15.7% Pro Forma ROATCE (2026E)

17 Loans • Low to mid-single digit percentage increase expected Deposits • Low to mid-single digit percentage increase expected Net Interest Margin • Expected margin expansion through 2025 of approximately 15 bps from core 2024 Q4 results; or 3-4 bps each quarter* Asset Quality • Provision driven by emerging credit trends; expected to be lower than 2024 levels Non-interest Income • Mid-single digit percentage increase expected Non-interest Expense • Mid-single digit percentage increase expected *Based on current forward Treasury curve 2025 Forward Guidance The following guidance excludes the anticipated impact of the Enterprise acquisition:

18 This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “outlook”, “projected”, “future,” “positioned,” “continued,” “will,” “would,” “potential,” “anticipated,” “guidance,” “targeted” or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: • adverse economic conditions in the regional and local economies within the New England region and the Company’s market area; • events impacting the financial services industry, including high profile bank failures, and any resulting decreased confidence in banks among depositors, investors, and other counterparties, as well as competition for deposits, significant disruption, volatility and depressed valuations of equity and other securities of banks in the capital markets; • the effects to the Company of an increasingly competitive labor market, including the possibility that the Company will have to devote significant resources to attract and retain qualified personnel; • the instability or volatility in financial markets and unfavorable domestic or global general economic, political or business conditions, whether caused by geopolitical concerns, including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas and the possible expansion of such conflicts, political and policy uncertainties associated with the new U.S. presidential administration, changes in U.S. and international trade policies, or other factors, and the potential impact of such factors on the Company and its customers, including the potential for decreases in deposits and loan demand, unanticipated loan delinquencies, loss of collateral and decreased service revenues; • unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on the Company’s local economies or the Company's business caused by adverse weather conditions and natural disasters, changes in climate, public health crises or other external events and any actions taken by governmental authorities in response to any such events; • adverse changes or volatility in the local real estate market; • changes in interest rates and any resulting impact on interest earning assets and/or interest bearing liabilities, the level of voluntary prepayments on loans and the receipt of payments on mortgage-backed securities, decreased loan demand or increased difficulty in the ability of borrowers to repay variable rate loans; • failure to consummate or a delay in consummating the acquisition of Enterprise, including as a result of any failure to obtain the necessary regulatory approvals, to obtain Enterprise shareholder approval or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all; • risks related to the company’s pending acquisition of Enterprise and acquisitions generally, including disruption to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; unforeseen integration issues or impairment of goodwill and/or other intangibles; and the Company’s inability to achieve expected revenues, cost savings, synergies, and other benefits at levels or within the timeframes originally anticipated; • the effect of laws, regulations, new requirements or expectations, or additional regulatory oversight in the highly regulated financial services industry, including as a result of intensified regulatory scrutiny in the aftermath of regional bank failures and the resulting need to invest in technology to meet heightened regulatory expectations, increased costs of compliance or required adjustments to strategy; • changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; • higher than expected tax expense, including as a result of failure to comply with general tax laws and changes in tax laws; • increased competition in the Company’s market areas, including competition that could impact deposit gathering, retention of deposits and the cost of deposits, increased competition due to the demand for innovative products and service offerings, and competition from non-depository institutions which may be subject to fewer regulatory constraints and lower cost structures; • a deterioration in the conditions of the securities markets; • a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainties surrounding the federal budget; • inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery, including any inability to effectively implement new technology-driven products, such as artificial intelligence; • electronic or other fraudulent activity within the financial services industry, especially in the commercial banking sector; • adverse changes in consumer spending and savings habits; • the effect of laws and regulations regarding the financial services industry, including the need to invest in technology to meet heightened regulatory expectations or introduction of new requirements or expectations resulting in increased costs of compliance or required adjustments to strategy; • changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business and the associated costs of such changes; • the Company’s potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions; • changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; • operational risks related to the Company and its customers’ reliance on information technology; cyber threats, attacks, intrusions, and fraud; and outages or other issues impacting the Company or its third party service providers which could lead to interruptions or disruptions of the Company’s operating systems, including systems that are customer facing, and adversely impact the Company’s business; and • any unexpected material adverse changes in the Company’s operations or earnings. The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this presentation which modify or impact any of the forward-looking statements contained in this presentation will be deemed to modify or supersede such statements in this presentation. In addition to the information set forth in this presentation, you should carefully consider the Risk Factors. Forward Looking Statements

19 This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information may include operating net income and operating earnings per share (“EPS”), operating return on average assets, operating return on average common equity, operating return on average tangible common equity, core net interest margin (“core NIM” or “core margin”), tangible book value per share, tangible common equity ratio and return on average tangible common equity. Management reviews its core margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at a core margin provides additional insight into the operating environment and how management decisions impact the net interest margin. Similarly, management reviews certain loan metrics such as growth rates and allowance as a percentage of total loans, adjusted to exclude loans that are not considered part of its core portfolio, which includes loans originated in association with government sponsored and guaranteed programs in response to the pandemic, to arrive at adjusted numbers more representative of the core growth of the portfolio and core reserve to loan ratio. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders’ equity less goodwill and identifiable intangible assets, or “tangible common equity”, by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by “tangible assets”, defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be noncore and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating return on average common equity, core margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. Non-GAAP Financial Measures

20 ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is being made with respect to the proposed transaction involving Independent and Enterprise. This material is not a solicitation of any vote or approval of the Enterprise shareholders and is not a substitute for the proxy statement/prospectus or any other documents that Independent and Enterprise may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction between Independent and Enterprise, Independent will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will that will include a proxy statement for a special meeting of Enterprise’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the Independent common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF INDEPENDENT AND ENTERPRISE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Enterprise will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider Independent’s and Enterprise’s public filings with the SEC, including, but not limited to, their respective proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Copies of the Registration Statement and of the proxy statement/ prospectus and other filings incorporated by reference therein, as well as other filings containing information about Independent and Enterprise, can be obtained, free of charge, as they become available at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Independent Investor Relations, 288 Union Street, Rockland, Massachusetts 02370, telephone (774) 363-9872 or to Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, MA 01852, Attention: Corporate Secretary, telephone (978) 656-5578. PARTICIPANTS IN THE SOLICITATION Independent, Enterprise, and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies from the shareholders of Enterprise in connection with the proposed transaction. Information regarding Independent’s directors and executive officers is available in its definitive proxy statement relating to its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2024, and its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 28, 2024, and other documents filed by Independent with the SEC. Information regarding Enterprise’s directors and executive officers is available in its definitive proxy statement relating to its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2024, and its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 8, 2024 and other documents filed by Enterprise with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the proxy solicitation of Enterprise’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials filed with the SEC when they become available, which may be obtained free of charge as described in the preceding paragraph. Additional Information

Appendix A - Reconciliation of Non-GAAP Earnings Metrics

INDEPENDENT BANK CORP.

(Unaudited, dollars in thousands)	Three Months Ended		
	December 31 2024	September 30 2024	December 31 2023
Net interest income (GAAP)	$144,661	$141,703	$145,096
Noninterest income (GAAP)	$32,191	$33,549	$32,067
Noninterest expense (GAAP)	$106,422	$100,443	$100,747
Less:			
Merger and acquisition expense	1,902	—	—
Noninterest expense on an operating basis (Non-GAAP)	$104,520	$100,443	$100,747
Total revenue (GAAP)	$176,852	$175,252	$177,163
Average assets	$19,436,206	$19,340,302	$19,281,947
Average common equity (GAAP)	$2,997,248	$2,969,236	$2,895,088
Less: Average goodwill and other intangibles	998,004	999,604	1,004,081
Tangible average tangible common equity (Non-GAAP)	$1,999,244	$1,969,632	$1,891,007
Reconciliation of Net Income (GAAP) to Operating Net Income (Non-GAAP)			
Net income (GAAP)	$50,033	$42,947	$54,803
Noninterest expense components			
Add - merger and acquisition expenses	1,902	—	—
Noncore increases to income before taxes	1,902	—	—
Net tax benefit associated with noncore items (1)	(535)	—	—
Noncore increases to net income	1,367	—	—
Operating net income (Non-GAAP)	$51,400	$42,947	$54,803
Weighted average common shares (diluted)	42,514,841	42,493,063	43,484,208
Diluted earnings per share (GAAP)	$1.18	$1.01	$1.26
Diluted earnings per share, on an operating basis (Non-GAAP)	$1.21	$1.01	$1.26

(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

Ratios			
Return on average assets (GAAP) (calculated by dividing net income by average assets)	1.02%	0.88%	1.13%
Return on average assets on an operating basis (Non-GAAP) (calculated by dividing net operating net income by average assets)	1.05%	0.88%	1.13%
Return on average common equity (GAAP) (calculated by dividing net income by average common equity)	6.64%	5.75%	7.51%
Return on average common equity on an operating basis (Non-GAAP) (calculated by dividing net operating net income by average common equity)	6.82%	5.75%	7.51%
Return on average tangible common equity (Non-GAAP) (calculated by dividing annualized net income by average tangible common equity)	9.96%	8.67%	11.50%
Return on average tangible common equity on an operating basis (Non-GAAP) (calculated by dividing annualized net operating net income by average tangible common equity)	10.23%	8.67%	11.50%

21

22 Three Months Ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Volume Interest Margin Impact Volume Interest Margin Impact Volume Interest Margin Impact Volume Interest Margin Impact Volume Interest Margin Impact (Unaudited, dollars in thousands) Reported total interest earning assets $17,423,492 $145,840 3.33% $17,288,249 $142,893 3.29% $17,223,604 $139,124 3.25% $17,244,542 $138,614 3.23% $17,183,476 $146,253 3.38% Acquisition fair value marks: Loan accretion (179) (171) (74) (109) (1,156) CD amortization — — — 9 11 (179) —% (171) —% (74) —% (100) —% (1,145) (0.03)% Nonaccrual interest, net (1,068) (0.02)% (156) —% (131) —% (341) (0.01)% 549 0.01% Other noncore adjustments (3,083) (54) —% (3,523) (145) —% (4,020) (499) (0.01)% (4,460) (582) (0.01)% (4,913) (574) (0.01)% Core margin (Non- GAAP) $17,420,409 $144,539 3.31% $17,284,726 $142,421 3.29% $17,219,584 $138,420 3.24% $17,240,082 $137,591 3.21% $17,178,563 $145,083 3.35% Appendix B - Non-GAAP Reconciliation of Core Margin

23 Appendix C - Reconciliation of Non-GAAP Capital Metrics (Unaudited, dollars in thousands, except per share data) December 31 2024 September 30 2024 December 31 2023 Tangible common equity Stockholders’ equity (GAAP) $ 2,993,120 $ 2,977,148 $ 2,895,251 (a) Less: Goodwill and other intangibles 997,356 998,773 1,003,262 Tangible common equity (Non-GAAP) $ 1,995,764 $ 1,978,375 $ 1,891,989 (b) Common Shares 42,500,611 42,480,765 42,873,187 (c) Book value per share (GAAP) $ 70.43 $ 70.08 $ 67.53 (a/c) Tangible book value per share (Non-GAAP) $ 46.96 $ 46.57 $ 44.13 (b/c)